361 U.S. SMALL CAP EQUITY FUND
Investor Class (ASFQX)

Class I (ASFZX)

Class Y (ASFWX)

A series of Investment Managers Series Trust

Supplement dated December 18, 2017, to the

Summary Prospectus dated March 1, 2017.

Effective December 18, 2017 (the “Effective Date”), 361 Capital, LLC (the “Advisor”) has agreed to lower its management fee from 0.85% to 0.80% of the 361 U.S. Small Cap Equity Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, by 0.26% to 1.24%, 0.99% and 0.84% of the average daily net assets of the 361 U.S. Small Cap Equity Fund’s Investor Class, Class I and Class Y shares, respectively.

Accordingly, the “Fees and Expenses of the Fund” section beginning on page 1 of the Summary Prospectus is replaced with the following table:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class		Class I		Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None		None
Maximum deferred sales charge (load)		None		None		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.80%		0.80%		0.80%
Distribution and service (Rule 12b-1) fees		0.25%		None		None
Other expenses[2]		0.68%		0.68%		0.53%
Shareholder service fee	0.15%		0.15%		None
All other expenses	0.53%		0.53%		0.53%
Total annual fund operating expenses[3]		1.73%		1.48%		1.33%
Fees waived and/or expenses reimbursed[3]		(0.49%)		(0.49%)		(0.49%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]		1.24%		0.99%		0.84%

1	The expense information in the table has been restated to reflect the current management fee and expense cap, effective December 18, 2017.
2	“Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24%, 0.99%, and 0.84% of the average daily net assets of Investor Class, Class I and Class Y shares of the Fund, respectively. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$126	$497
Class I	$101	$420
Class Y	$86	$373

Please file this Supplement with your records.

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